Exhibit 23.1

Consent of Independent Auditor

We consent to the incorporation by reference in the following Registration Statements of First Midwest Bancorp, Inc.:

•                  Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan;

•                  Registration Statement (Form S-3 No. 333-213587) pertaining to the registration of First Midwest Bancorp, Inc.’s securities on a universal shelf registration statement;

•                  Registration Statement (Form S-4 No. 333-208781) pertaining to the registration of equity securities in connection with the acquisition of NI Bancshares Corporation;

•                  Registration Statement (Form S-4 No. 333-213532) pertaining to the registration of equity securities in connection with the acquisition of Standard Bancshares, Inc.;

•                  Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan;

•                  Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;

•                  Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;

•                  Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;

•                  Registration Statement (Form S-8 No. 333-159389) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;

•                  Registration Statement (Form S-8 No. 333-168973) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Omnibus Stock and Incentive Plan;

•                  Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan;

•                  Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ Stock Option Plan;

•                  Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ 1997 Stock Option Plan; and

•                  Registration Statement (Form S-8 No. 333-151072) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Non-employee Directors Stock Plan of our report dated March 16, 2016, relating to the consolidated financial statements of Standard Bancshares, Inc. and Subsidiaries appearing in this Current Report on Form 8-K/A.

/s/ RSM US LLP

Schaumburg, Illinois
February 23, 2017